United States
 Securities and Exchange Commission
 Washington, D.C. 20549
 _______________________________

FORM 8-K

 CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported):      November 18, 2010

 CytoGenix, Inc.
 (Exact name of registrant as specified in its charter)

 0-26807
(Commission File Number)
Nevada	76-048409

(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

710 N. Post Oak Road, Suite 410, Houston, TX	77024
(Address of principal executive offices)	(Zip Code)

(713) 780-0806
Registrant’s telephone number, including area code

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On November 18, 2010, the Board of Directors of CytoGenix, Inc ("CYGX.PK") (the “Company”) amended the bylaws of the Company.

 ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

99.1	Amended and Restated Bylaws of CytoGenix, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2010	CytoGenix, Inc.
By /s/ Cy Stein Cy Stein, Chief Executive Officer